Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., October 21, 2014 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2014.
For the quarter ended September 30, 2014, net income was $85.2 million, or $.63 per share, on revenues of $1.22 billion. Net income for the prior year’s third quarter was $66.4 million, or $.48 per share, on revenues of $1.08 billion.
For the nine months ended September 30, 2014, net income was $221.9 million, or $1.63 per share, on revenues of $3.47 billion. For the nine months ended September 30, 2013, net income was $185.3 million, or $1.35 per share, on revenues of $3.16 billion.
“Demand for our staffing and consulting services accelerated in the third quarter, with all lines of business reporting double-digit, year-over-year revenue gains,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “The strength in our operations was broad-based and included both U.S. and international locations.”
Messmer added, “This was Robert Half’s 18th consecutive quarter of double-digit net income and earnings-per-share percentage growth on a year-over-year basis. Return on equity, on an unlevered basis, was 35 percent for the quarter.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EST on November 21. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 4459635. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.
Founded in 1948, Robert Half, the world’s first and largest specialized staffing firm, is a recognized leader in professional consulting and staffing services, and is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled temporary administrative support personnel; Robert Half® Technology, for information technology professionals; Robert Half® Legal, for legal personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half has operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)

Net service revenues	$1,224,308	$1,075,119	$3,473,564	$3,162,031
Direct costs of services	719,088	637,641	2,051,405	1,882,155

Gross margin	505,220	437,478	1,422,159	1,279,876

Selling, general and administrative expenses	366,967	333,565	1,058,144	985,664
Amortization of intangible assets	—	433	557	1,300
Interest income	(108)	(233)	(570)	(773)

Income before income taxes	138,361	103,713	364,028	293,685
Provision for income taxes	53,177	37,355	142,153	108,375

Net income	$85,184	$66,358	$221,875	$185,310

Net income available to common stockholders—diluted	$85,184	$66,358	$221,875	$185,307

Diluted net income per share	$.63	$.48	$1.63	$1.35

Shares:
Basic	134,054	135,727	134,690	136,469
Diluted	135,366	137,241	135,740	137,759

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$416,413	34.0%	$378,117	35.2%	$1,202,433	34.6%	$1,133,246	35.8%
OfficeTeam	237,723	19.4%	208,360	19.4%	675,288	19.5%	617,680	19.5%
Robert Half Technology	150,166	12.3%	135,275	12.6%	424,459	12.2%	388,027	12.3%
Robert Half Management Resources	149,923	12.2%	126,134	11.7%	420,653	12.1%	374,424	11.9%
Robert Half Finance & Accounting	102,345	8.4%	88,222	8.2%	297,797	8.6%	261,946	8.3%
Protiviti	167,738	13.7%	139,011	12.9%	452,934	13.0%	386,708	12.2%
Total	$1,224,308	100.0%	$1,075,119	100.0%	$3,473,564	100.0%	$3,162,031	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$351,791	36.9%	$306,950	36.2%	$993,714	36.5%	$908,284	36.1%
Permanent placement staffing	102,314	100.0%	88,178	100.0%	297,697	100.0%	261,836	100.0%
Risk consulting and internal audit services	51,115	30.5%	42,350	30.5%	130,748	28.9%	109,756	28.4%
Total	$505,220	41.3%	$437,478	40.7%	$1,422,159	40.9%	$1,279,876	40.5%

OPERATING INCOME:
Temporary and consultant staffing	$97,660	10.2%	$76,532	9.0%	$263,901	9.7%	$226,293	9.0%
Permanent placement staffing	21,380	20.9%	13,691	15.5%	61,103	20.5%	41,753	15.9%
Risk consulting and internal audit services	19,213	11.5%	13,690	9.8%	39,011	8.6%	26,166	6.8%
Total	$138,253	11.3%	$103,913	9.7%	$364,015	10.5%	$294,212	9.3%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$—		$433		$557		$1,300
Depreciation expense	$12,107		$11,669		$36,170		$34,995
Capital expenditures	$13,122		$11,764		$36,207		$30,868
Open market repurchases of common stock (shares)	1,237		753		2,543		2,779

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	September 30,
	2014	2013
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$290,876	$279,747
Accounts receivable, less allowances	$657,105	$566,077
Total assets	$1,627,013	$1,474,704
Current liabilities	$623,905	$551,928
Notes payable and other indebtedness, less current portion	$1,196	$1,333
Total stockholders’ equity	$972,583	$898,784

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2013			2014			2013			2014
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	-0.7	-0.8	-0.4	1.7	6.5	10.1	-1.3	-2.0	-0.3	1.4	6.5	9.8
OfficeTeam	2.4	2.5	3.0	4.7	9.1	14.1	1.6	0.8	2.8	4.0	9.0	14.0
RH Technology	10.2	11.8	14.1	9.3	7.8	11.0	9.5	10.8	14.9	9.5	8.5	10.9
RH Management Resources	-1.2	-0.2	0.7	5.6	12.4	18.9	-1.5	-0.9	1.1	5.3	12.2	18.4
Temporary and consultant staffing	1.6	1.9	2.7	4.1	8.2	12.5	0.9	0.7	2.9	3.8	8.3	12.3
Permanent placement staffing	1.4	7.9	6.6	11.1	13.8	16.0	1.2	7.9	7.8	11.6	14.2	15.7
Total staffing	1.6	2.5	3.1	4.8	8.7	12.9	1.0	1.3	3.3	4.5	8.9	12.6
Protiviti	18.7	16.3	18.0	14.8	15.5	20.7	20.3	16.9	15.6	14.1	14.4	18.3
Total	3.4	4.1	4.8	5.9	9.6	13.9	3.2	3.3	4.9	5.7	9.6	13.4

United States
Temporary and consultant staffing	4.0	4.5	5.0	5.9	9.3	13.2	3.3	3.3	5.2	5.4	9.8	13.0
Permanent placement staffing	10.3	13.8	11.0	12.6	15.8	21.8	9.6	12.5	11.3	12.1	16.3	21.6
Total staffing	4.5	5.2	5.4	6.4	9.8	13.9	3.8	4.0	5.6	5.9	10.3	13.7
Protiviti	23.3	22.1	19.6	19.0	19.0	22.0	24.3	21.7	16.5	18.0	18.4	19.9
Total	6.6	7.2	7.1	7.9	11.0	15.0	6.2	6.3	7.1	7.5	11.4	14.6

International
Temporary and consultant staffing	-5.8	-5.9	-4.2	-1.2	4.6	10.4	-6.2	-7.2	-4.2	-1.0	3.3	9.9
Permanent placement staffing	-10.8	-0.8	0.0	8.6	10.6	6.3	-10.1	1.0	2.7	10.8	10.7	5.6
Total staffing	-6.5	-5.2	-3.6	0.1	5.4	9.8	-6.8	-6.0	-3.3	0.6	4.4	9.3
Protiviti	4.2	-3.8	12.0	0.4	2.4	14.6	7.9	0.2	12.5	0.8	-0.2	11.0
Total	-5.5	-5.1	-2.0	0.1	5.1	10.3	-5.2	-5.3	-1.4	0.6	3.9	9.5
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Accountemps
As Reported	-0.7	-0.8	-0.4	1.7	6.5	10.1
Billing Days Impact	-0.6	-1.1	0.2	-0.5	0.4	-0.1
Currency Impact	0.0	-0.1	-0.1	0.2	-0.4	-0.2
Same Billing Days and Constant Currency	-1.3	-2.0	-0.3	1.4	6.5	9.8
OfficeTeam
As Reported	2.4	2.5	3.0	4.7	9.1	14.1
Billing Days Impact	-0.7	-1.2	0.2	-0.5	0.5	-0.2
Currency Impact	-0.1	-0.5	-0.4	-0.2	-0.6	0.1
Same Billing Days and Constant Currency	1.6	0.8	2.8	4.0	9.0	14.0
Robert Half Technology
As Reported	10.2	11.8	14.1	9.3	7.8	11.0
Billing Days Impact	-0.8	-1.4	0.3	-0.5	0.5	-0.2
Currency Impact	0.1	0.4	0.5	0.7	0.2	0.1
Same Billing Days and Constant Currency	9.5	10.8	14.9	9.5	8.5	10.9
Robert Half Management Resources
As Reported	-1.2	-0.2	0.7	5.6	12.4	18.9
Billing Days Impact	-0.8	-1.1	0.2	-0.4	0.6	-0.2
Currency Impact	0.5	0.4	0.2	0.1	-0.8	-0.3
Same Billing Days and Constant Currency	-1.5	-0.9	1.1	5.3	12.2	18.4
Temporary and consultant staffing
As Reported	1.6	1.9	2.7	4.1	8.2	12.5
Billing Days Impact	-0.8	-1.2	0.3	-0.5	0.5	-0.1
Currency Impact	0.1	0.0	-0.1	0.2	-0.4	-0.1
Same Billing Days and Constant Currency	0.9	0.7	2.9	3.8	8.3	12.3
Permanent placement staffing
As Reported	1.4	7.9	6.6	11.1	13.8	16.0
Billing Days Impact	-0.7	-1.2	0.2	-0.5	0.6	-0.1
Currency Impact	0.5	1.2	1.0	1.0	-0.2	-0.2
Same Billing Days and Constant Currency	1.2	7.9	7.8	11.6	14.2	15.7
Total staffing
As Reported	1.6	2.5	3.1	4.8	8.7	12.9
Billing Days Impact	-0.7	-1.3	0.2	-0.5	0.6	-0.2
Currency Impact	0.1	0.1	0.0	0.2	-0.4	-0.1
Same Billing Days and Constant Currency	1.0	1.3	3.3	4.5	8.9	12.6
Protiviti
As Reported	18.7	16.3	18.0	14.8	15.5	20.7
Billing Days Impact	0.9	-0.4	-3.2	-1.0	-0.7	-2.1
Currency Impact	0.7	1.0	0.8	0.3	-0.4	-0.3
Same Billing Days and Constant Currency	20.3	16.9	15.6	14.1	14.4	18.3
Total
As Reported	3.4	4.1	4.8	5.9	9.6	13.9
Billing Days Impact	-0.4	-1.0	0.0	-0.4	0.4	-0.4
Currency Impact	0.2	0.2	0.1	0.2	-0.4	-0.1
Same Billing Days and Constant Currency	3.2	3.3	4.9	5.7	9.6	13.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Temporary and consultant staffing
As Reported	4.0	4.5	5.0	5.9	9.3	13.2
Billing Days Impact	-0.7	-1.2	0.2	-0.5	0.5	-0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.3	3.3	5.2	5.4	9.8	13.0

Permanent placement staffing
As Reported	10.3	13.8	11.0	12.6	15.8	21.8
Billing Days Impact	-0.7	-1.3	0.3	-0.5	0.5	-0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	9.6	12.5	11.3	12.1	16.3	21.6

Total staffing
As Reported	4.5	5.2	5.4	6.4	9.8	13.9
Billing Days Impact	-0.7	-1.2	0.2	-0.5	0.5	-0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	3.8	4.0	5.6	5.9	10.3	13.7

Protiviti
As Reported	23.3	22.1	19.6	19.0	19.0	22.0
Billing Days Impact	1.0	-0.4	-3.1	-1.0	-0.6	-2.1
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	24.3	21.7	16.5	18.0	18.4	19.9

Total
As Reported	6.6	7.2	7.1	7.9	11.0	15.0
Billing Days Impact	-0.4	-0.9	0.0	-0.4	0.4	-0.4
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	6.2	6.3	7.1	7.5	11.4	14.6

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Temporary and consultant staffing
As Reported	-5.8	-5.9	-4.2	-1.2	4.6	10.4
Billing Days Impact	-0.7	-1.2	0.2	-0.4	0.4	-0.2
Currency Impact	0.3	-0.1	-0.2	0.6	-1.7	-0.3
Same Billing Days and Constant Currency	-6.2	-7.2	-4.2	-1.0	3.3	9.9

Permanent placement staffing
As Reported	-10.8	-0.8	0.0	8.6	10.6	6.3
Billing Days Impact	-0.6	-1.2	0.3	-0.5	0.5	-0.2
Currency Impact	1.3	3.0	2.4	2.7	-0.4	-0.5
Same Billing Days and Constant Currency	-10.1	1.0	2.7	10.8	10.7	5.6

Total staffing
As Reported	-6.5	-5.2	-3.6	0.1	5.4	9.8
Billing Days Impact	-0.7	-1.1	0.1	-0.4	0.5	-0.2
Currency Impact	0.4	0.3	0.2	0.9	-1.5	-0.3
Same Billing Days and Constant Currency	-6.8	-6.0	-3.3	0.6	4.4	9.3

Protiviti
As Reported	4.2	-3.8	12.0	0.4	2.4	14.6
Billing Days Impact	0.8	-0.3	-3.0	-0.8	-0.6	-2.0
Currency Impact	2.9	4.3	3.5	1.2	-2.0	-1.6
Same Billing Days and Constant Currency	7.9	0.2	12.5	0.8	-0.2	11.0

Total
As Reported	-5.5	-5.1	-2.0	0.1	5.1	10.3
Billing Days Impact	-0.4	-0.9	0.1	-0.5	0.4	-0.3
Currency Impact	0.7	0.7	0.5	1.0	-1.6	-0.5
Same Billing Days and Constant Currency	-5.2	-5.3	-1.4	0.6	3.9	9.5